Exhibit 99.1

SWM and Neenah Complete Merger to Become Mativ, a ~$3 Billion Global Leader in Specialty Materials

Well-Positioned to Serve Customers with Leading Technologies, Innovation, and Global Scale

Clear Path to Deliver $65+ Million Cost Synergy Plan, With Additional Upside Opportunities to Accelerate Revenue Growth

ALPHARETTA, Ga.—July 6, 2022 – Mativ Holdings, Inc. (NYSE: MATV) (“Mativ” or the “Company”) today announced the successful completion of the merger of equals between Schweitzer-Mauduit International, Inc. (“SWM”) and Neenah, Inc. (“Neenah”), two leading global manufacturers of specialty materials, effective July 6, 2022. Mativ has approximately $3 billion in sales, supporting customers in more than 100 countries, and manufacturing capabilities on four continents. Beginning Wednesday, July 6, 2022, the Company will commence trading on the New York Stock Exchange (NYSE) at the market open, under the new ticker symbol “MATV.”

Pursuant to the merger agreement, Neenah shareholders received 1.358 shares of SWM common stock for each share of Neenah common stock owned. SWM’s shareholders will continue to hold their shares of SWM common stock. All SWM shares are now shares of Mativ common stock.

Julie Schertell, President and CEO of Mativ, commented, “I am extremely excited and proud to mark this important milestone in the journey of our two companies with the formation of Mativ. This merger is a unique opportunity to boldly reimagine our future as a stronger and faster-growing global enterprise. As we come together, we see significant near and long-term value creation opportunities to accelerate growth and amplify margins. With compelling strategic touch-points in key market categories, complementary geographies and technologies, increased global scale, and a passionate workforce with deep roots in material science, we are ideally suited to help solve our customer’s most critical challenges, which is the foundation of our cultural, commercial and financial success.”

Schertell continues, “As we bring the best of these two organizations together, our priorities are centered around supporting our customers, accelerating our growth, delivering the $65 million, or more, of deal-enabled cost synergies, and driving margins and cash flows to support deleveraging and a strong dividend. We will also continue to execute our strategy, including investments in our fastest growing and most profitable business units and decisive actions to optimize our portfolio over time. Mativ has tremendous potential, and, as we celebrate this new beginning, I want to recognize the efforts of our outstanding employees who work tirelessly every day to push the limits of what is possible.”

“Today marks an exciting new chapter in the rich histories of both companies, forming a scaled global leader in specialty materials to drive value for customers, employees, stakeholders, and our shareholders,” said Dr. John Rogers, Chairman of Mativ’s Board of Directors. “We will continue executing a well-defined strategy, maintain an attractive financial profile, and advance our corporate stewardship and governance efforts. Mativ is committed to providing attractive returns to shareholders while maintaining a prudent balance sheet and disciplined approach to capital allocation. We have assembled an exceptional, diverse, and experienced leadership team, and we look forward to working with Julie and her talented group of leaders to deliver on the promise of this transaction.”

Financial Reporting

Mativ will disclose financial results for two reporting segments: Advanced Technical Materials (ATM) and Fiber-Based Solutions (FBS). The ATM segment is comprised of five non-reporting business units: Filtration, Protective Solutions, Release Liners, Healthcare, and Industrials. This segment generally represents the combination of SWM’s legacy Advanced Materials and Structures and Neenah’s Technical Products reporting segments. ATM will deliver solutions that filter and purify air and liquids, support adhesive and protective applications, advance healing and wellness, and solve some of material science’s most demanding performance needs.

The FBS segment is comprised of two non-reporting business units: Engineered Papers and Packaging and Specialty Paper – and represents SWM and Neenah’s respective legacy paper segments. FBS will leverage the combined company’s extensive natural fiber capabilities to provide specialty solutions for various end-uses, including sustainable packaging, imaging and communications, home and office, and consumer goods, among other applications.

For the second quarter of 2022, Mativ will report financial results for legacy SWM and select financial and business highlights from Neenah. A call to discuss results, business performance, and future outlook, will be scheduled for August 10, 2022. Beginning in the third quarter of 2022, Mativ’s financials will be reported on a consolidated basis consistent with the timing effectiveness of the merger.

The Company intends to announce its first quarterly dividend distribution in conjunction with its second-quarter earnings release, following approval by its Board of Directors.

Additional information and an overview of Mativ’s products and services can be found at www.mativ.com.

About Mativ

Mativ Holdings, Inc. is a global leader in specialty materials headquartered in Alpharetta, Georgia. The Company offers a wide range of critical components and engineered solutions to solve our customers’ most complex challenges. With over 7,500 employees worldwide, we manufacture on four continents and generate sales in more than 100 countries. The Company’s two operating segments, Advanced Technical Materials and Fiber-Based Solutions, target premium applications across diversified and growing end-markets, from filtration to healthcare to sustainable packaging. Our broad portfolio of technologies combines polymers, fibers, and resins to optimize the performance of our customers’ products across multiple stages of the value chain. Our leading positions are a testament to our best-in-class global manufacturing, supply chain, and materials science capabilities. We drive innovation and enhance performance, finding potential in the impossible.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Mativ operates and beliefs of and assumptions made by Mativ management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of Mativ. Words such as “believes,” “anticipates,” “expects,” “assumes,” “outlook,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of Mativ or its management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in Mativ’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failing to fully realize anticipated cost savings and other anticipated benefits of the merger with Neenah when expected or at all; the substantial indebtedness Mativ has incurred and assumed in connection with the transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that Mativ may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah’s operations with those of Mativ; failing to comply with the applicable laws or legal or regulatory developments; inflation, currency and interest rate fluctuations; the ability of Mativ to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including geopolitical events, wars, conflicts, illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from train derailments; timing and completion of capital programs; uncertainty as to the long-term value of the common stock of Mativ, including the dilution caused by Mativ’s issuance of additional shares of its common stock in connection with the merger; the continued availability of capital and financing; the business, economic and political conditions in the markets in which Mativ operates; and events beyond Mativ’s control, such as acts of terrorism. Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and Mativ does not undertake any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Mativ’s most recent annual report on Form 10-K for the year ended December 31, 2021, quarterly report on Form 10-Q for the period ended March 31, 2022, and any material updates to these factors contained in any of Mativ’s future filings with the SEC.

Contacts

Investors

Mark Chekanow, CFA

Director, Investor Relations

(770) 569-4229

investors@mativ.com

Media

Missy Elam

Director, Communications

(678) 518-3263

media@mativ.com

Source: Mativ Holdings, Inc., Schweitzer-Mauduit International, Inc, and Neenah, Inc.